SECURITIES AND EXCHANGE COMMISSION
               WASHINGTON, D.C. 20549

                       FORM 8-K

                    CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934


Date of Report:  November 17, 1995
(Date of earliest event reported)



   Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


    Delaware                  33-54227       75-2006294
(State or Other Juris-       (Commission (I.R.S. Employer
diction of Incorporation)  File Number)    Identification
                                                   No.)


8400 Normandale Lake Blvd., Suite 600,
          Minneapolis, Minnesota                  55437
(Address of Principal Executive Office)            (Zip
                                                   Code)


Registrant's telephone number, including area code:(612)
832-7000




Item 5.   Other Events.


          On December 29, 1995, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1995-S19 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of December 1, 1995, among the Registrant,Residential
Funding Corporation, as Master Servicer, and Trustee to be named.

          In connection with the expected sale of the Series 1995-S19 Certificates, the Registrant has been advised by Residential Funding Securities Inc. (the
"Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the
"Collateral Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

          The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral
Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

          The Collateral Term Sheets consist of the one page that appears after the Form SE cover sheet and the page headed "NOTICE" and supersede all collateral information contained in any Collateral Term Sheets related to the Mortgage Loans previously provided by the Underwriter.

          The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

          In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.



Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits


     (a)  Financial Statements.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibits




                  Item 601 (a) of
                  Regulation S-K
Exhibit No.       Exhibit No.           Description

     1                  99         Collateral Term Sheet




     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                   RESIDENTIAL FUNDING
                                   MORTGAGE
                                   SECURITIES I, Inc.

                                By:  /s/ Bruce J. Legan

                                   Name:Bruce J. Legan
                                   Title: Director




Dated: November 17, 1995